Exhibit 10.1

THIS WARRANT AND THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES UNDER THE ACT OR UNLESS SUCH TRANSACTION IS IN COMPLIANCE WITH APPLICABLE FEDERAL AND STATE SECURITIES LAWS.

NORTHWEST BIOTHERAPEUTICS, INC.

CLASS D-2 WARRANTS

No. WD2-	____________, 2017

This Certifies That, for value received, ____________________________ or its assigns (the “Holder”), is entitled to subscribe for and purchase from Northwest Biotherapeutics, Inc., a Delaware corporation, with its principal office in Bethesda, Maryland (the “Company”), such number of Exercise Shares as provided herein at the Exercise Price as provided herein. This Class D-2 Warrant (the “Warrant”) is being issued pursuant to the terms of that certain Subscription Agreement, dated __________, 2017, by and among the Company and Holder (the “Agreement”).

1.            Definitions. Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement, as applicable. As used herein, the following terms shall have the following respective meanings:

(a)          “Business Day” means a day except a Saturday, a Sunday or other day on which commercial banks in the City of New York are authorized or required by applicable law to be closed.

(b)          “Common Stock” shall mean the common stock of the Company, par value $0.001 per share.

(c)          “Exercisability Date” shall mean the date the Company provides written notice to the Holder that the Company’s certificate of incorporation has been amended subsequent to the date hereof to increase the number of authorized shares of Common Stock thereunder and that all other necessary corporate action has been taken to authorize and reserve for issuance the Exercise Shares; provided that the Company shall provide such written notice within five Business Days after such amendment has been effected and all other necessary corporate action has been taken.

(d)          “Exercise Period” shall mean the period commencing on the Exercisability Date and ending two (2) years after the Exercisability Date.

(e)          “Exercise Price” of this Warrant shall be Thirty Cents ($0.30) per share.

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(f)          “Exercise Share” shall mean each of the fully paid and non-assessable shares of Common Stock for which this Warrant is exercisable at the Exercise Price. The number of Exercise Shares initially shall be ____________________ (_____________).

2.             Exercise of Warrant.

2.1           Vesting and Exercise. This Warrant will be fully vested upon issuance, but will not be exercisable prior to the Exercisability Date. Subject to the preceding limitation on exercise and the conditions set forth in this Warrant, the rights represented by this Warrant may be exercised in whole or in part at any time or times prior to the expiration of the Exercise Period, by delivery of the following to the Company at its address set forth above (or at such other address as it may designate by notice in writing to the Holder):

(a)          An executed Notice of Exercise in the form attached hereto;

(b)          Payment of the Exercise Price by wire transfer of immediately available funds, subject to Paragraph 2.2 below; and

(c)          This Warrant.

Upon the exercise of the rights represented by this Warrant, a certificate or certificates for the Exercise Shares so purchased, registered in the name of the Holder or Holder’s designee(s), shall be issued and delivered to the Holder within a reasonable time after the rights represented by this Warrant shall have been so exercised (but in no event less than three (3) Trading Days following the date of exercise). In the event that this Warrant is being exercised for less than all of the then-current number of Exercise Shares purchasable hereunder, the Company shall, concurrently with the issuance by the Company of the number of Exercise Shares for which this Warrant is then being exercised, issue a new Warrant exercisable for the remaining number of Exercise Shares purchasable hereunder.

The person in whose name any certificate or certificates for Exercise Shares are to be issued upon exercise of this Warrant shall be deemed to have become the holder of record of such shares on the date on which this Warrant was surrendered and payment of the Exercise Price was made, irrespective of the date of delivery of such certificate or certificates, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

2.2           Net (Cashless) Exercise. If and only if, and to the extent that, there is no effective registration statement registering the issuance or resale of Common Stock of the Company upon exercise of this Warrant at the time this Warrant is exercised, and if the fair market value of one Exercise Share is greater than the Exercise Price (at the date of calculation as set forth below), then in lieu of exercising this Warrant by payment of cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Notice of Exercise in which event the Company shall issue to the Holder a number of Exercise Shares computed using the following formula:

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Where X =	the number of Exercise Shares to be issued to the Holder

Y =	the number of Exercise Shares purchasable under the Warrant or, if only a portion of the Warrant is being exercised, that portion of the Warrant being canceled (at the date of such calculation)

A =	the average of the VWAP of the Common Stock for the ten consecutive Trading Days ending on the Trading Day immediately prior to the date of exercise of the Warrants

B =	Exercise Price (as adjusted to the date of such calculation)

“Trading Day” means a day on which (i) trading in Common Stock generally occurs on the principal U.S. national or regional securities exchange on which the Common Stock is then listed or, if the Common Stock is not then listed on a U.S. national or regional securities exchange, on the principal other market on which the Common Stock is then traded, which may be OTCQB or OTCQX (a “Trading Market”) and (ii) a last reported sale price for our Common Stock is available on such securities exchange or market. If the Common Stock is not so listed or traded, “Trading Day” means a “Business Day.”

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:00 p.m. (New York City time)), (b) if such volume weighted average price is unavailable from Bloomberg L.P. or its successor, the closing sales price of the Common Stock on the Trading Market, or (c) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchasers of a majority in interest of the Securities then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

2.3           Securities for Which Warrant is Exercisable. Subject to the limitations on exercise and the conditions set forth in this Warrant, this Warrant shall be exercisable, in whole or in part, and from time to time, for Common Stock of the Company.

3.             Covenants of the Company.

3.1           Covenants as to Exercise Shares. The Company covenants and agrees that all Exercise Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued and outstanding, fully paid and non-assessable, and free from all taxes, liens and charges with respect to the issuance thereof.

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3.2           No Impairment. The Holder’s rights, preferences and privileges granted under and/or in connection with this Warrant may not be amended, modified or waived without the Holder’s prior written consent.

4.             Representations of Holder.

4.1           Acquisition of Securities for Personal Account. The Holder represents and warrants that the securities it is acquiring on the date hereof are being acquired solely for its account for investment and not with a view to or for sale or distribution of such securities, or any part thereof, except in compliance with applicable federal and state securities laws. The Holder also represents and warrants that all of the legal and beneficial interests in the securities which the Holder is acquiring are being acquired for, and will be held for, its account only.

4.2           Securities Are Not Registered.

(a)          The Holder understands that the Warrant and the Exercise Shares have not been registered under the Act on the basis that no distribution or public offering of the Common Stock of the Company is to be effected by the Holder. The Holder realizes that the basis for the exemption may not be present if, notwithstanding its representations, the Holder has a present intention of acquiring the securities for a fixed or determinable period in the future, selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the securities. The Holder represents and warrants that it has no such present intention.

(b)          The Holder recognizes that the Warrant and the Exercise Shares must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available.

(c)          The Holder is aware that neither the Warrant nor the Exercise Shares may be sold pursuant to Rule 144 adopted under the Act unless certain conditions are met, including, among other things, the availability of certain current public information about the Company, the resale following the required holding period under Rule 144 and the number of shares being sold during any three month period not exceeding specified limitations.

4.3           Disposition of Warrant and Exercise Shares. The Holder understands and agrees that any Exercise Shares issued pursuant to exercise of this Warrant will not be registered at the time of issuance, and all certificates evidencing the Shares to be issued to the Holder may bear the following legend:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACT OR UNLESS SUCH TRANSACTION IS IN COMPLIANCE WITH APPLICABLE FEDERAL AND STATE SECURITIES LAWS.

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4.4           Accredited Investor Status. The Holder is an “accredited investor” as defined in Regulation D promulgated under the Act.

5.             Adjustment of Exercise Price and Exercise Shares.

5.1          Changes in Securities. In the event of changes in the Common Stock by reason of stock dividends, splits, recapitalizations, reclassifications, combinations or exchanges of shares, separations, reorganizations, liquidations, or the like, the aggregate number of Exercise Shares then available under the Warrant and the Exercise Price thereof shall be correspondingly adjusted to give the Holder of the Warrant, on exercise for the same aggregate Exercise Price, the same shares as the Holder would have owned had the Warrant been exercised prior to the event and had the Holder continued to hold such shares until after the event requiring adjustment. The form of this Warrant need not be changed because of any adjustment in the number of Exercise Shares subject to this Warrant. Notwithstanding anything in this Warrant to the contrary, no adjustment will be made to the Exercise Price of this Warrant, such that the Exercise Price would be less than the then current par value of outstanding shares of Common Stock.

6.            Fractional Shares. No fractional shares shall be issued upon the exercise of this Warrant as a consequence of any adjustment pursuant hereto. All Exercise Shares (including fractions) to be issued upon exercise of this Warrant shall be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional share. If, after aggregation, the exercise would result in the issuance of a fractional share, the Company shall, in lieu of issuance of any fractional share, pay the Holder otherwise entitled to such fraction a sum in cash equal to the product resulting from multiplying the then current fair market value of one Exercise Share by such fraction.

7.            Transfer of Warrant.

(a)          Transferability. On or before the Voting Period End Date (as defined below), the Class D-2 Warrants shall not be directly or indirectly assignable or transferable by the Holder, and the Holder shall not at any time, directly or indirectly, sell, assign, transfer or otherwise dispose of, loan or pledge any Class D-2 Warrants or any economic or voting interests or rights associated therewith, except as specifically authorized by the Board of Directors in its sole discretion. Any purported transfer or assignment in violation of the foregoing shall be void ab initio and given no effect. After the Voting Period End Date, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. “Voting Period End Date” means the 80th day after the conclusion of the Company’s 2017 annual meeting of stockholders. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company unless the Holder has assigned this Warrant in full, in which case, the Holder shall surrender this Warrant to the Company within three (3) Business Days of the date on which the Holder delivers an assignment form to the Company assigning this Warrant full. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Exercise Shares without having a new Warrant issued.

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(b)          New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 7(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the date of the original issuance of the Warrant and shall be identical with this Warrant except as to the number of Exercise Shares issuable pursuant thereto.

(c)          Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

8.             Lost, Stolen, Mutilated or Destroyed Warrant. If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnification by the Holder or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a replacement Warrant of the same denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Upon the issuance of any such replacement Warrant, the original Warrant shall become null and void without the necessity of any further action on the part of the Company.

9.            Amendment. Any term of this Warrant may be amended or waived only with the advance written consent of the Company and the Holder.

10.          Notices, etc. All notices required or permitted hereunder shall be in writing and shall be effective upon delivery to the recipient. All communications shall be sent to the Company and to the Holder at the addresses listed on the signature page hereof or at such other address as the Company or Holder may designate by written notice to the other parties hereto.

11.          Governing Law. This Warrant and all rights, obligations and liabilities hereunder shall be governed by and construed under the laws of the State of Delaware without giving effect to conflicts of laws principles.

[Signature Page Follows]

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In Witness Whereof, the Company has caused this Warrant to be executed by its duly authorized officer as of the date first written above.

Northwest Biotherapeutics, Inc.

By:	/s/ Leslie J. Goldman

Name:	Leslie J. Goldman

Title:	Senior Vice President

Address:	4800 Montgomery Lane
Suite 800
Bethesda, MD 20814

ACKNOWLEDGED AND AGREED:

By:

Name:

Signature Page to Warrant

NOTICE OF EXERCISE

TO: Northwest Biotherapeutics, Inc.

(1)         The undersigned hereby elects to purchase ________ shares of Common Stock (the “Exercise Shares”) of Northwest Biotherapeutics, Inc. (the “Company”) pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

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(1)

The undersigned hereby elects to purchase ________ shares of Common Stock (the “Exercise Shares”) of Northwest Biotherapeutics, Inc. (the “Company”) pursuant to the terms of the net exercise provisions set forth in Section 2.2 of the attached Warrant, and shall tender payment of all applicable transfer taxes, if any.

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(2)         Please issue a certificate or certificates representing said Exercise Shares in the name of the undersigned or in such other name as is specified below:

________________________

(Name)

________________________

________________________

(Address)

(Date)	(Signature)

(Print name)

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

For Value Received, the foregoing Warrant and all rights evidenced thereby are hereby assigned to:

Name:
(Please Print)

Address:
(Please Print)

Dated: __________, 20__

Holder’s
Signature:

Holder’s
Address:

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.